EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Sumotext Incorporated (the "Company") on Form 10-K for the period ended August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy Miller, Chief Executive Officer and acting Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented, and results of operations of the Company for the periods presented.

Date: November 5, 2009

/s/ Timothy Miller
Timothy Miller
Chief Executive Officer and acting Chief Executive Officer and acting Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)